                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (date of earliest event reported): July 1, 1997



                                  GLIATECH INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                   0-20096                      34-1587242
(State or other jurisdiction      (Commission)                   (IRS Employer
      of incorporation)           File Number)               Identification No.)



23240 Commerce Park Road, Cleveland, Ohio                           44122
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code: (216) 831-3200



          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         On July 1, 1997, the Board of Directors of Gliatech Inc. (the "Company") declared a dividend distribution of one right (a "Right") for each share of Common Stock, par value $.01 per share (the "Common Shares"), of the Company outstanding at the close of business on July 11, 1997 (the "Record Date"), pursuant to the terms of a Rights Agreement, dated as of July 1, 1997 (the "Rights Agreement"), between the Company and American Stock Transfer & Trust Company, as Rights Agent. The Rights Agreement also provides, subject to specified exceptions and limitations, that Common Shares issued or delivered from the Company's treasury after the Record Date will be entitled to and accompanied by Rights. The Rights are in all respects subject to and governed by the provisions of the Rights Agreement, a copy of which (including all exhibits thereto) is filed as Exhibit 1 hereto and incorporated herein by this reference. A summary description of the Rights is set forth in Exhibit C to the Rights Agreement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired:  None

         (b)      Pro Forma Financial Information:  None

         (c)      Exhibits:

                  Exhibit
                  Number            Exhibit
                  ------            -------
                  1                 Rights Agreement (including a Form of
                                    Certificate of Designation of Series A
                                    Junior Participating Preferred Stock as
                                    Exhibit A thereto, a Form of Right
                                    Certificate as Exhibit B thereto and a
                                    Summary of Rights to Purchase Preferred
                                    Stock as Exhibit C thereto)

                  2                 Form of letter to stockholders, dated July
                                    1997

                  3                 Press release, dated July 1, 1997

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        GLIATECH INC.



                                        By:  /s/  Rodney E. Dausch
                                           -------------------------------------
                                           Name:  Rodney E. Dausch
                                           Title: Vice President, Chief
                                                  Financial Officer and
                                                  Secretary


Dated:  July 2, 1997
       --------------

                                INDEX TO EXHIBITS




        EXHIBIT
        NUMBER            EXHIBIT
        ------            -------
           1              Rights Agreement (including a Form of Certificate
                          of Designation of Series A Junior Participating
                          Preferred Stock as Exhibit A thereto, a Form of
                          Right Certificate as Exhibit B thereto and a
                          Summary of Rights to Purchase Preferred Stock as
                          Exhibit C thereto)

           2              Form of letter to stockholders, dated July 1997

           3              Press release, dated July 1, 1997